SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Citizens Holding Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

March 23, 2004

Dear Fellow Shareholder:

On behalf of the board of directors, we cordially invite you to attend the 2004 Annual Meeting of Shareholders of Citizens Holding Company. The Annual Meeting will be held beginning at 3:30 p.m. Central time, on Tuesday, April 27, 2004, at the main office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal notice of the Annual Meeting appears on the next page.

The Annual Meeting has been called for the following purposes: (1) to set the number of directors to serve on the board at ten; (2) to elect three Class II directors, each for a three-year term; (3) to approve the amendment of the 1999 Directors’ Stock Compensation Plan; (4) to ratify the board of directors’ appointment of the Company’s independent accountants for the fiscal year ending December 31, 2004; and (5) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. We urge you to review this proxy statement and each of the proposals carefully. Regardless of the number of shares you own, it is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your board of directors recommends a vote “FOR” each proposal.

We are gratified by our shareholders’ continued interest in Citizens Holding Company and are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

Sincerely,

/s/ Greg L. McKee

President and Chief Executive Officer

Citizens Holding Company

521 Main Street

Philadelphia, Mississippi 39350

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	3:30 p.m., Central time, on Tuesday, April 27, 2004

PLACE	The Citizens Bank of Philadelphia 521 Main Street Philadelphia, Mississippi 39350

ITEMS OF BUSINESS	(1)	To set the number of directors to serve on the board at ten.

	(2)	To elect three Class II directors who will each serve a three-year term expiring in 2007.

	(3)	To approve Amendment No. 2 to the 1999 Directors’ Stock Compensation Plan.

	(4)	To consider and act upon a proposal to ratify and approve the selection of Horne CPA Group as the Company’s independent accountants for the fiscal year ending December 31, 2004.

	(5)	To transact any other business that may properly come before the annual meeting or any adjournments thereof.

RECORD DATE	You can vote if you are a shareholder of record as of the close of business on March 15, 2004.

ANNUAL REPORT	Our 2003 annual report, which is not part of the proxy solicitation material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the annual meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By Order of the Board of Directors

/s/ Carolyn K. McKee

Carolyn K. McKee Secretary

Philadelphia, Mississippi

March 23, 2004

CITIZENS HOLDING COMPANY

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, APRIL 27, 2004

This proxy statement is furnished to the shareholders of Citizens Holding Company, or the “Company,” in connection with the solicitation of proxies by the board of directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., Central time on Tuesday, April 27, 2004, at the Company’s main office, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements. This proxy statement and accompanying proxy card are first being distributed to our shareholders on or about March 23, 2004.

Proxy Solicitation

The board of directors is soliciting the enclosed proxy so that each shareholder has the opportunity to vote on the proposals presented at the annual meeting, whether or not the shareholder attends the meeting. When a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted in accordance with the instructions on the card at the annual meeting, including any adjournments or postponements. If the proxy card is signed but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements:

(1)	“FOR” setting the number of directors to serve on the board at ten;

(2)	“FOR” the election of nominees Karl Brantley, David A. King and Greg L. McKee as Class II directors;

(3)	“FOR” approval of Amendment No. 2 to the 1999 Directors’ Stock Compensation Plan; and

(4)	“FOR” the approval of the appointment of Horne CPA Group as the Company’s independent accountants for the fiscal year ending December 31, 2004.

The proxy card gives the individuals named as proxies discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the annual meeting.

A shareholder who gives a proxy may revoke it at any time before it is voted by giving written notice to the secretary of the Company before the annual meeting, by granting a subsequent proxy or, if the shareholder rather than his or her broker is the record holder of our stock, by appearing in person and voting at the annual meeting.

The Company generally bears all costs of soliciting proxies. The Company has retained and pays a fee to American Stock Transfer and Trust Company to act as its registrar and transfer agent and to assist it in the solicitation of proxies, but the Company pays no identifiable compensation for the solicitation of proxies. The Company intends to solicit proxies primarily through the use of the mails. Directors, officers and employees of the Company, who will receive no compensation for their services, may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service.

Record Date and Voting Rights

The board of directors has fixed the close of business on Monday, March 15, 2004, as the record date for the annual meeting. Only shareholders of record on that date are entitled to notice of, and to vote at, the annual meeting. As of March 15, 2004, the Company’s only outstanding class of securities was common stock, $.20 par value per share. As of March 15, 2004, the Company had 22,500,000 shares authorized, of which 4,987,828 shares of common stock were issued and outstanding.

A majority of the outstanding shares of the Company entitled to vote at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the annual meeting.

Shareholders are entitled to one vote for each share held, which may be given in person (if the shareholder, rather than his or her broker, is the record holder of our stock) or by proxy, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many nominees for election as directors as the shareholder chooses. For example, if the number of directors to be elected is three, a shareholder owning ten shares may cast ten votes for each of three nominees, cast 30 votes for one nominee, or allocate the 30 votes among several nominees. Directors are elected by plurality vote; thus, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, are elected.

For all matters brought before the annual meeting, other than the election of directors, each proposal or other matter is approved if the votes cast favoring the proposal or other matter exceed the votes cast opposing the proposal or other matter.

Under Mississippi law and the Company’s articles of incorporation and bylaws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote “cast” and is counted neither “for” nor “against” the matter subject to the abstention.

If a shareholder holds shares of the Company in a broker’s name (sometimes called “street name”), then the shareholder must provide voting instructions to the broker. If the shareholder does not provide instructions to the broker, the shares will not be voted on any matter on which the broker does not have discretionary authority to vote. A vote that is not cast for this reason is called a “broker non-vote.” Broker non-votes are treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an abstention on the matter.

BOARD OF DIRECTORS

General

Below is information concerning the three nominees for election as Class II directors and the continuing Class I and Class III directors.

Class II Directors (to be elected at the 2004 annual meeting, terms of office expires in 2007)

•	Karl Brantley was Plant Manager at U.S. Electrical Motors, a Company primarily engaged in the manufacture of commercial electric motors, from 1982 until his retirement in March of 2004. Mr. Brantley, who is 67 years old, has been a director since 1992 and is a member of the audit committee, of which he is the chairman.

•	David A. King has been the proprietor of Philadelphia Motor Company, a Company primarily engaged in wholesale and retail auto parts sales, since 1977. Mr. King, who is 49 years old, has been a director of the Company since 1997.

•	Greg L. McKee has been employed as President and Chief Executive Officer of the Company and as Chief Executive Officer of The Citizens Bank of Philadelphia, or the “Bank,” since January 1, 2003. He has been employed as President of the Bank since January, 2002; he was previously employed as an Executive Vice-President, Senior Vice-President and Vice President of the Bank during the immediately preceding five years. Mr. McKee, who is 42 years old, has been a director of the Company since 2001.

Class I Directors (terms of office expire in 2006)

•	Don L. Fulton has been President and General Manager of Nemanco, Inc., a Company primarily engaged in garment manufacturing, since 1977. Mr. Fulton, who is 57 years old, has been a director of the Company since 1994 and is a member of the audit committee.

•	Donald L. Kilgore, has been engaged in the practice of law for the past twenty-five years as a partner of the law firm of Alford, Thomas and Kilgore. Mr. Kilgore, who is 54 years old, has been a director of the Company since 2001.

•	Herbert A. King has served as an engineer with King Engineering, Inc., a company primarily engaged in general civil engineering and land surveying, since 1990. Mr. King, who is 52 years old, has been a director of the Company since 1997 and is a member of the audit committee.

•	David P. Webb has been engaged in the practice of law for the past five years as a partner of the law firm of Phelps Dunbar LLP. Mr. Webb, who is 44 years old, has been a director of the Company since 1998.

Class III Directors and Nominees (terms of office expire in 2005)

•	Willis W. Dungan has been a partner of McDaniel Timber Company, a company primarily engaged in timber land development and sales, and a partner in DPM, Inc., a company primarily engaged in commercial real estate and equipment rental, for the past five years. Mr. Dungan, who is 70 years old, has been a director of the Company since 1982.

•	William M. Mars is a retired attorney who was engaged in the practice of law as a partner of the law firm of Mars, Mars, Mars & Chalmers, P.A. Mr. Mars, who is 66 years old, has been a director of the Company since 1982.

•	Steve Webb has served as Chairman of the Company and of the Bank since 1997. He was employed as the Chief Executive Officer and President of the Company from 1982 until January, 2003, as Chief Executive Officer of the Bank from 1978 until January, 2003, and as President of the Bank from 1978 until January, 2002. Mr. Webb, who is 71 years old, has been a director of the Company since 1982.

There are no family relationships between any director, executive officer or person nominated to become a director, except that David A. King and Herbert A. King are brothers and Steve Webb is the father of David P. Webb.

Meetings and Committees of the Board of Directors

The board of directors of the Company meets monthly, generally in a joint session with the board of directors of the Bank. During the fiscal year ended December 31, 2003, the board met 15 times. There were 12 regular monthly meetings and three special meetings. Each director attended at least 75% of all meetings held by the board and the committees on which he served. The board has determined that a majority of directors are “independent directors,” as the term is defined under the listing standards of the American Stock Exchange. The board of the Company has established an audit committee. The board of directors of the Bank has established trust and loan committees.

The Company’s board does not have a policy regarding director attendance at the annual meeting. Last year, all of the directors attended the annual meeting, and the Company anticipates that all directors will attend this year’s annual meeting.

During 2003, the Company’s board performed the functions of a compensation committee. In that capacity, it approved the compensation of the executive officers of the Company, it reviewed compensation plans relating to executive officers and directors, it determined other benefits under the Company’s compensation plans, and it performed general reviews of the Company’s compensation policies. Any director who was also an employee of the Company or its affiliates did not participate in the determination of the salaries and other compensation for the executive officers. The Company’s board has established a separate compensation committee, effective for determinations related to compensation payable in 2004.

The Company’s board of directors has not established a nominating committee; instead, the full board performs the functions of this committee. The board believes that this arrangement is appropriate because a majority of the Company’s directors are independent, as defined in the listing standards of the American Stock Exchange. The board has not adopted a resolution concerning the nomination of directors. To identify a candidate to fill a vacancy on the board of directors, the board seeks recommendations from the Company’s existing directors. The board will also consider nominees who are recommended by the Company’s shareholders, provided nominations are made in writing and delivered or mailed to the president of the Company not less than 14 or more than 50 days prior to the annual meeting at which the election of directors is to be held as required by the Company’s By-Laws. All nominees, whether recommended by the Company’s current directors, shareholders or otherwise, are evaluated by the board using the following criteria:

•	The candidate’s “independence” as defined under American Stock Exchange listing standards and Securities and Exchange Commission, or SEC, rules;

•	The candidate’s experience in banking, or in marketing, finance, legal, accounting or other professional disciplines;

•	The candidate’s capacity and desire to represent the best interests of the shareholders as a whole and not a special interest group or constituency;

•	The candidate’s familiarity with and participation in the local community and prominence and reputation in his or her profession; and

•	The candidate’s record of honest and ethical conduct, personal integrity and independent judgment.

The Company’s board of directors has established an audit committee, the members of which are Karl Brantley, Don L. Fulton, and Herbert A. King. Each member of the audit committee is “independent” as defined in SEC rules, and an “independent director” as defined in the listing standards imposed by the American Stock Exchange. The board has determined that none of the current members of the audit committee qualify as a “financial expert” as such term is defined under Securities and Exchange Commission regulations. Prior to the 2004 annual meeting, after its evaluation of current board members, the board of directors undertook a search within the local community to locate an individual who would satisfy both the Securities and Exchange Commission’s criteria for financial experts and the board’s director qualifications and was otherwise willing to serve on the Company’s board. The Company’s location outside of a major metropolitan area, among other factors, contributed to the board’s inability to find a suitable candidate. The board intends in 2004 and 2005 to identify an individual willing to serve on the board who meets the criteria for a financial expert and the board’s director qualifications. When such an individual is located, the board will nominate such person for election as a director at the 2005 annual meeting. Upon his or her election as a director, such person will promptly be appointed to the audit committee. The Company’s articles of incorporation dictate that the size of the board can only be set, and thus increased, with the approval of the shareholders at an annual meeting; more importantly, the articles provide that vacancies on the board of directors can only be filled by an election occurring at an annual meeting of shareholders. Therefore, the board will be unable to increase the size of the board and appoint an individual qualifying as a financial expert to the board, and subsequently the audit committee, prior to the 2005 annual meeting.

The audit committee operates under a written charter adopted by the board of directors on February 22, 2000, and revised and amended on July 21, 2003. A copy of the revised and amended audit committee charter is attached as Appendix A to this proxy statement. The audit committee is responsible for the appointment of an independent accounting firm to be engaged as the Company’s independent auditors, the compensation and oversight of the Company’s independent auditors, monitoring the integrity of the Company’s financial reporting process and system of internal controls, monitoring the independence and performance of the Company’s independent auditors, reviewing and the establishment of internal policies and procedures regarding audits, accounting and other financial controls, pre-approving all auditing services provided by the Company’s independent auditors, and providing an avenue of communication among the Company’s independent auditors, management and the board of directors. During 2003, the audit committee held four meetings.

Compensation of the Board of Directors

During 2003, each director of the Company, including Mr. McKee who is an employee of the Company and the Bank, received an annual retainer of $11,700, a year-end payment of $975 and an additional $125 for each board meeting attended. Directors who serve on the Bank’s loan committee received an additional $50 per month and an additional $50 year-end bonus.

The Company maintains a stock option plan for the benefit of the Company’s nonemployee directors, called the “1999 Directors’ Stock Compensation Plan.” During 2003, each nonemployee director was granted options to purchase 1,500 shares of the Company’s common stock, at an exercise price of $16.40 per share, which was the fair market value of the stock on the date of grant. The options become exercisable six months following the date of grant, or on October 24, 2003.

Directors may elect to participate in the Directors’ Deferred Fee Plan maintained by the Bank. A participating director may elect to defer all or part of his fees to a bookkeeping account for a ten-year deferral period. Benefits under the plan are equal to the amount credited to each director’s individual account, including interest. Interest is credited at 130% of Moody’s Average Corporate Bond Rate, or 9.62% during 2003, for directors whose participation in the plan commenced on or before April 28, 1987. Interest is credited at 100% of the rate, or 7.08% during 2003, for all other participating directors. Benefits are generally payable when a director ceases to serve on the board or attains age 70. The Bank has elected to purchase individual life insurance policies to fund its obligations under the plan.

PROPOSAL I: NUMBER OF DIRECTORS TO BE ELECTED

The Company’s articles of incorporation provide for a board of directors consisting of not less than nine nor more than 25 directors. The Company’s shareholders set the actual number of directors to serve on the board each year at the annual meeting. The board of directors currently consists of 11 directors divided into three classes, with members of each class elected for a three-year term. The terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually. Mr. M. G. Bond will retire at the annual meeting because he is 70 years old. It is board policy that a director may not stand for re-election to the board after reaching the age of 70, although a director may serve beyond age 70 in order to complete his entire term of office.

A proposal that the number of directors to serve for the ensuing year to be fixed at ten will be submitted for vote by the shareholders at the annual meeting. If this proposal is approved by the affirmative vote of the holders of a majority of the shares of common stock voted at the annual meeting, three Class II directors will be elected, each to serve a three-year term. If this proposal is not approved and the number of directors to serve on the board is not set by the shareholders at the annual meeting, the number of directors to serve on the board will remain at 12 as fixed by the shareholders at the 2003 annual meeting.

If the number of directors remains at 12 and no shareholder has submitted a nominee or nominees for election as director(s) in accordance with the Company’s bylaws, the three Class II directors will still be elected, each to serve a three-year term, and two vacancies will remain on the board of directors until the 2005 annual meeting. If a shareholder has submitted a nominee or nominees for election as director(s) in accordance with the Company’s bylaws, the shareholders of the Company will be entitled to vote on such candidates. In this event, the board of the Company intends to also nominate two individuals for election as directors to fill the positions existing because the number of directors to serve on the board of directors remained at 12 rather than being set at ten. The proxy holders, however, will not have discretionary authority to vote for any individuals nominated at the meeting, whether nominated by the board or shareholders of the Company. This could result in an individual being elected to the board of directors who has not been evaluated and approved of by the board of directors.

Vote Required and Board Recommendation

The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required to approve the proposal to set the number of directors to serve on the board at ten.

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to setting the number of directors to serve on the board, the proxy holders will vote the proxies received by them for setting the number of directors to serve on the board at ten.

The board of directors unanimously recommends a vote “FOR”

setting the number of directors to serve on the board at ten.

PROPOSAL II: ELECTION OF CLASS II DIRECTORS

Three Class II directors will be elected at the annual meeting, each to serve a three-year term. The board has nominated Karl Brantley, David A. King and Greg L. McKee for election as Class II directors to serve until the 2007 annual meeting or until their successors are duly elected and qualified. Karl Brantley, David A. King and Greg L. McKee are currently Class II directors of the Company and have been nominated for re-election as Class II directors.

Vote Required and Board Recommendation

For the election of directors, shareholders are entitled to three votes for each share held and may cumulate votes. A discussion of cumulative voting is found above under the heading “Record Date and Voting Rights.” Directors are elected by plurality vote. Thus, the three Class II nominees receiving the highest number of votes cast will be elected to serve as Class II directors. If Proposal No. 1 is not approved by the shareholders, and a shareholder has submitted a nominee or nominees for election as director in accordance with the Company’s bylaws (and, in turn as described above, the board has also nominated two additional individuals for election as director), shareholders will be entitled to five votes for each share held and may cumulate votes. Directors will still be elected by a plurality vote. In the event Proposal No. 1 is not approved by the shareholders and two additional persons are nominated for election as directors of the Company, the five Class II nominees receiving the highest number of votes cast will be elected to serve as Class II directors.

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the election of directors, the proxy holders will vote the proxies received by them for the nominees listed above, and reserve the right to cumulate votes and distribute them among the nominees, in their discretion, except that, if Proposal No. 1 is not approved, the proxy holders will not have discretionary authority to vote for director nominees, if any, not set forth in this proxy statement and listed on the proxy card. If for any reason one or more of the nominees named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

The Company’s board of directors unanimously recommends a vote “FOR” the election of each of the nominees for Class II director of the board of directors.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth information about all directors, nominees and named executive officers, as of March 15, 2004, including their name, position and beneficial ownership. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

		Amount and Nature of Beneficial Ownership
Name	Position	Direct	Options Exercisable Within 60 Days	Other		Percent of Class
M.G. Bond	Director	49,627	9,450			1.2%

Karl Brantley	Director	15,240	8,550			*

Willis W. Dungan	Director		3,000	189,270	(1)	3.8%

Don L. Fulton	Director	14,112	8,250			*

Donald L. Kilgore	Director	2,849	4,500			*

David A. King	Director	75,597	7,800	6,321	(2)	1.8%

Herbert A. King	Director	73,252	7,800	296,751	(3)	7.4%

William M. Mars	Director	30,000	10,800			*

Greg L. McKee	President and CEO of the Company; Director; President of the Bank	4,090	18,750	1,225	(4)	*

David P. Webb	Director	26,732	7,650			*

Steve Webb	Chairman of the Company; Director; Chairman of the Bank	10,702	1,500	137,505	(5)	3.0%

All directors and executive officers as a group (11 persons)		302,201	88,050	631,072		20.1%

*	Less than 1% of the outstanding common stock.

(1)	Includes 102,070 shares owned by Mr. Dungan’s spouse who exercises sole voting and investment power with respect to the shares and as to which Mr. Dungan disclaims beneficial ownership; also includes 87,200 shares held in a limited partnership of which Mr. Dungan is the managing general partner and as to which he exercises sole voting and investment power.

(2)	Includes 1,401 shares owned by Mr. King’s spouse who exercises sole voting and investment power with respect to the shares and as to which Mr. King disclaims beneficial ownership; also includes 4,920 shares owned by his children as to which Mr. King shares voting and investment power with his wife.

(3)	Includes 132,868 owned by his children as to which Mr. King shares voting and investment power with his wife; includes 158,987 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power; also includes 4,896 shares owned by K&D, L.P., a Mississippi limited partnership of which Mr. King and his spouse are the controlling general partners and as to which shares Mr. King and his spouse share voting and investment power.

(4)	Includes 1,225 shares owned by Mr. McKee’s spouse in a retirement account of which Mr. McKee is the beneficiary.

(5)	Includes 255 shares owned by Mr. Webb’s spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Webb disclaims beneficial ownership; also includes 137,250 shares held in a limited partnership of which Mr. Webb is the managing general partner and as to which he exercises sole voting and investment power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 15, 2004, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Herbert A.King 101 Littlejohn Lane Starkville, MS 39759	377,803(1)	7.4%

The Molpus Company 502 Valley View Drive Philadelphia, MS 39350	388,749	7.8%

(1)	Includes 132,868 owned by his children as to which Mr. King shares voting and investment power with his wife; includes 158,987 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power; also includes 4,896 shares owned by K&D, L.P., a Mississippi limited partnership of which Mr. King and his spouse are the controlling general partners and as to which shares Mr. King and his spouse share voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company’s directors, executive officers, and any person beneficially owning more than ten percent of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the 2003 fiscal year, and any Form 5 and amendments thereto furnished to the Company with respect to the 2003 fiscal year, and certain written representations made by the Company’s directors and officers, the Company has determined that all required filings have been made.

EXECUTIVE COMPENSATION

The following table sets forth the compensation information of Greg L. McKee, the Company’s President and Chief Executive Officer, for services rendered for the three fiscal years ended December 31, 2003. During 2003, no other executive officer of the Bank or the Company received annual salary and bonus in excess of $100,000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (#)	All Other Compensation
Greg L. McKee (2) President and Chief Operating Officer of the Company	2003 2002 2001	$135,000 120,000 90,000	$40,000 20,000 12,000	$14,175 13,425 8,775	7,500 7,500 3,000	$21,185(3) 14,168 8,874

(1)	Represents the amount paid to Mr. McKee in the form of cash directors’ fees.

(2)	Prior to January 1, 2003, Mr. McKee was employed as the President of the Bank.

(3)	Includes Company matching and profit sharing contributions in the amount of $16,965 under the Citizens Bank Profit Sharing and Savings Plan; the value of the use of a Company automobile in the amount of $2,301; and the value of life and long-term disability insurance premiums in the aggregate amount of $1,919.

Stock Options

The Company maintains the 1999 Employees’ Long-Term Incentive Plan, which provides for the grant of options and the award of restricted stock to employees of the Company and the Bank. The Company has reserved for grant, award or issuance under the plan 7% of the Company’s issued and outstanding common stock, as determined from time to time, or 347,712 shares as of December 31, 2003. As of December 31, 2003, options grants representing an aggregate of 107,950 shares of the Company’s common stock were made; no restricted stock has been awarded under the plan. The following table includes information about the two separate option grants that were made to Mr. McKee during the fiscal year ended December 31, 2003.

Option Grants in 2003

Name	Number of Securities Underlying Option Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
					5%	10%
Greg L. McKee	1,500	3.6%	$16.40	4/23/2013	$15,471	$39,206
	6,000	14.5%	$14.65	3/25/2013	$54,714	$138,656

(1)	Potential realizable value assumes that common stock appreciates at the rates shown (compounded annually) from the grant date until the expiration date. The calculation is based upon rates specified by the Securities and Exchange Commission and does not represent the estimated growth of the future stock price of the Company.

The following table includes information about options exercised by the chief executive officer during 2003 and year-end option values.

Aggregate Option Exercises in 2003

and Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the- Money Options at December 31, 2003 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Greg L. McKee	0	0	18,750	0	$164,940	0

(1)	Based upon the closing sales price of the Company’s common stock as of December 31, 2003, or $22.85 per share, less the option exercise price payable per share.

The following table provides additional information about the Company’s equity compensation plans as of December 31, 2003.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))

Equity compensation plans approved by security holders(1)	177,650	$12.70	257,462	(2)

Equity compensation plans not approved by security holders	-0-	$0.00	-0-

Total	177,650	$12.70	257,462

(1)	Two equity compensation plans have been approved by the shareholders: the 1999 Directors’ Stock Compensation Plan and the 1999 Employees’ Long-Term Incentive Plan.

(2)	Includes 17,700 shares that remain available for future issuance under the 1999 Directors’ Stock Compensation Plan.

Includes 239,762 shares available for future issuance under the 1999 Employees’ Long-Term Incentive Plan. Under the terms of the plan, the number of shares that may be issued cannot exceed 7% of the total number of shares issued and outstanding from time to time. In addition to stock options, restricted stock may be awarded under the plan.

Change in Control Agreement

The Bank has entered into a change in control agreement with its chief executive officer, Greg L. McKee, effective as of January 1, 2003. In the event a change in control occurs, Mr. McKee will be paid an amount equal to 2.99 times his average annual compensation for the five whole calendar years immediately preceding the year of the change. The payment will be made in 12 equal monthly installments commencing on the first business day of the month next following the date of the change. Based upon Mr. McKee’s current compensation, the aggregate amount of the payments to be made over a one-year period is $370,760.

The term “change in control” is defined in the agreement and generally includes the following events:

•	Any person or group becomes the direct or indirect beneficial owner of more than 50% of the Bank’s outstanding voting stock;

•	As a result of a merger or consolidation of the Bank, less than 50% of the surviving corporation’s outstanding voting securities are owned by the Company;

•	A transfer of substantially all of the property of the Bank other than to an entity in which the Bank owns at least 50% of the voting stock; or

•	The majority of the Bank’s board of directors changes without recommendation or approval of a majority of the incumbent board.

Report on Executive Compensation

The Company established a separate compensation committee, which will fix the compensation of and establish the compensation policies and practices for the Company’s executive officers, including its chief executive officer, beginning in 2004. During 2003, the members of the board of directors of the Company performed the functions of the compensation committee, other than Mr. McKee, who did not participate in setting the compensation of executive officers.

The board was responsible for setting the compensation of the Company’s and the Bank’s executive officers, including the chief executive officer, developing executive benefit plans, and establishing other employee benefit plans or programs for the benefit of the Company’s and the Bank’s executive officers. The determinations of the board were primarily based upon an analysis of industry and peer group standards and regional and national economic considerations. The board relied upon external legal counsel, from time to time, and upon survey data produced by independent third parties.

The Company’s executive compensation program presently consists of three components: base salary, a short-term cash incentive, and long-term equity-based incentives. The board believes that base salary levels and other short and long-term incentives are reasonable and sufficiently competitive. The board further believes that the degree of performance sensitivity in the compensation program is reasonable, taking into consideration the historical practices of the Company and the Bank and the interests of its shareholders.

The board sets base salary at levels somewhat below the average of regional, competitive peer Banks. Base salary is reviewed annually and is subject to adjustment based upon individual performance and changes in the regional competitive market. Based upon these standards, the board set the base salary of Mr. McKee at $135,000, which was 12.5% more than his base in 2002.

Executives and employees are eligible to receive annual cash bonuses. Bonuses are awarded based upon an analysis of individual and Company performance. There are no preestablished performance goals or objectives. For services he rendered in 2003, Mr. McKee received a bonus in the amount of $40,000.

The Company has established a long-term incentive plan, called the “1999 Employees’ Long-Term Incentive Plan.” The plan permits the grant of stock options and restricted stock. During 2003, Mr. McKee received two grants of incentive stock options in the aggregate amount of 7,500 options. The grants were made in recognition of his service as a member of the Company’s board of directors and for his service as the Chief Executive Officer of the Company. The exercise price of the options is the fair market value of Company common stock on the date of grant, or $14.50 per share with respect to options granted on March 25, 2003, and $16.40 per share with respect to options granted on April 23, 2003. Each option grant is first exercisable six months and one day following the date of grant.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million in a taxable year the deduction a company may claim for compensation paid to its chief executive and four other highest paid officers, unless certain performance-based conditions are met. The board has reviewed this provision and does not anticipate the payment of any compensation to an executive officer that would be affected by the limit.

The nonemployee members of the Company’s board of directors who performed the functions of a compensation committee are:

M.G. Bond	Karl Brantley	Willis W. Dungan	Steve Webb
Don L. Fulton	Donald L. Kilgore	David A. King
Herbert A. King	William M. Mars	David P. Webb

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the board of directors who participate in deliberations concerning the compensation of the Company’s executive officers are set forth above. Steve Webb is a former officer of the Company. David P. Webb is a partner in a law firm that received compensation from the Company.

Indebtedness of Related Parties

Certain directors and officers of the Company, businesses with which they are associated and members of their immediate families are customers of the Bank and have had transactions with the Bank in the ordinary course of the Bank’s business. The indebtedness (including unfunded commitments) of the directors, officers and related parties, to the Bank was equal to 5.8% of the Company’s shareholders’ equity as of December 31, 2003. This indebtedness comprised 0.9% of the total currently outstanding loans net of unearned interest made by the Bank as of December 31, 2003. In the opinion of the board of directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Interests of the Board of Directors

For the past several years, the Company has employed the legal services of Phelps Dunbar LLP, of which Mr. David Webb, a current director of the Company and Bank, is a partner. Phelps Dunbar LLP has represented the Company in various legal areas, including tax audits, employee benefits, civil lawsuit defense and general corporate law. The Company expects that the firm will continue to represent the Company in similar matters in the future.

For the past several years, the Bank has employed the legal services of Alford, Thomas and Kilgore, of which Mr. Donald L. Kilgore, a current director of the Company, is a partner. Alford, Thomas and Kilgore has represented the Bank in several legal areas, including title certificates, garnishment proceedings, civil lawsuit defense and general law. The Company expects that the firm will continue to represent the Bank on similar matters in the future.

STOCK PERFORMANCE GRAPH

The following performance graph compares the performance of the Company’s common stock to the AMEX Market Index and to a peer group of 67 other regional bank holding companies for the Company’s reporting period. The graph assumes that the value of the investment in the Company’s common stock and each index was $100 at October 19, 1999 (the date trading of the common stock began on the American Stock Exchange) and that all dividends were reinvested. All information relating to the Company’s common stock in the performance graph has been adjusted to give effect to the three-for-two stock split of the Company’s common stock effective January 2, 2002.

	10/19/1999	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
Citizens Holding Company	100.00	83.38	70.46	106.45	105.04	155.01
AMEX Market Index	100.00	110.59	109.23	104.20	100.04	136.16
Regional-Southeast Banks	100.00	87.42	89.25	112.24	120.13	153.38

(1)	The bank holding companies included in the peer group are as follows: Alabama National Bancorp, AmSouth Bancorporation, Auburn National Banc Inc., Banc Corporation, Bancorpsouth Inc., Banctrust Financial Group, Bank of the Ozarks Inc., Beach First National Bankshares, Britton & Koontz Capital Corporation, Capital

Bancorp Inc., Cardinal Financial Corp., Centerstate Banks of FL, Citizens First Corp., Civitas Bankgroup, Inc., CNB Florida Bankshares, Colonial Bancgroup CL A, CommerceSouth Inc., Community First Bancorp, Community Natl., Community Trust BNCP Inc., Compass Bancshares Inc., Cornerstone Bancshares, Crescent Banking Company, Eastern Virginia Bankshares, Farmers Capital Bank CP, Fauquier Bancshares Inc., First Bancshares Inc. CA, First Bancshares Inc. MS, First Capital Bank, First Community Bancshares VA, First Community Bank Corp, First M&F Corporation, First National Bancshares FL, First Security Bancorp, First Tennessee Natl. CP, Florida Banks Inc, FNB Corporation (FL), FNB Corporation (VA), Four Oaks Fincorp, Franklin Financial Corp. TN, Globe Bancorp Inc., Hancock Holding Co., Heritage Bankshares, Hibernia Corp A, Iberiabank Corporation, Madison Bancshares Inc., Midsouth Bancorp, Minden Bancorp Inc., National Commerce FNCL, NB&T Financial Group, NBC Capital Corporation, Penseco Financial Services Corp., Peoples Banctrust Co., The Peoples Holding Company, Pinnacle Bancshares, Pinnacle Financial PARTN, Premier Financial Bancorp, Regions Financial Corp., Republic Bancorp Inc. CLA, S.Y. Bancorp Inc., Simmons First Natl. Corp., Southcoast Financial, Southtrust Corp., Trustmark Corp., Union Planters Corp., United Security Bancshares, and Whitney Holding Corp.

Source: Media General Financial Services, Richmond Virginia

PROPOSAL III: APPROVAL OF AMENDMENT

TO THE 1999 DIRECTORS’ STOCK COMPENSATION PLAN

Effective January 1, 1999, the Company adopted the 1999 Directors’ Stock Compensation Plan, the “directors’ plan” or the “plan,” to ensure that each member of the Company’s board of directors who is not an employee of the Company or the Bank possesses an adequate equity interest in the Company. The directors’ plan was approved by the Company’s shareholders on April 13, 1999. The plan was first amended on May 29, 2002, to reflect the Company’s three-for-two stock split that occurred on January 2, 2002.

The directors’ plan initially provided that not more than 105,000 shares of the Company’s $.20 par value voting common stock, as adjusted for the three-for-two stock split, would be available for grant of options or the issuance of common stock under the plan. As of December 31, 2003, an aggregate of 17,700 shares of the Company’s common stock remained available. The Company’s board of directors has approved an amendment to the directors’ plan, subject to shareholder approval, which will increase the number of available shares by 105,000, resulting in an aggregate of 122,700 shares available for grant or issuance under the plan. The full text of the amendment is attached to this proxy statement as Appendix B.

If the Company’s shareholders do not approve the amendment, the directors’ plan will terminate when all currently available shares have been granted in the form of options. In this event, the Company will not possess a compensation arrangement that directly links the interests of its directors to the performance of the Company.

Provisions of the Directors’ Plan

Each director who is not an employee of the Company or an affiliate of the Company, including the Bank, is eligible to receive options under the Directors’ Plan. All of the Company’s current directors, except Mr. McKee, are eligible.

On the first business day following the Company’s annual meeting, each eligible director receives an automatic option to purchase 1,500 shares of the Company’s common stock. The per share exercise price of the options granted under the directors’ plan is the fair market value of a share of the Company’s common stock on the date of grant.

The options are first exercisable six months and one day following the date of grant. The options expire ten years after the date of grant, unless they are earlier terminated. If an eligible director ceases to serve as a member of the Company’s board for any reason, except cause, his options remain exercisable during the one-year period following the date on which he ceases to serve. If an eligible director ceases to serve as a member of the board on account of cause, his options are cancelled.

Options granted under the directors’ plan are not subject to transfer, assignment, pledge, alienation or other form of encumbrance, except in the event of death.

The directors’ plan expires when all shares of common stock available for grant or issuance under the plan have been depleted. Although the terms of the plan permit the Company’s board to amend the plan, in its discretion, listing standards recently adopted by the American Stock Exchange now require shareholder approval of material amendments to the plan, including an increase in the number of shares of common stock available for grant or issuance under the plan.

Federal Income Tax Consequences

No taxable income is recognized by a director when an option is granted, and the Company does not receive a deduction. When an option is exercised, a director recognizes ordinary income in an amount equal to the excess of the fair market value of common stock on the date of exercise over the exercise price, and the Company is entitled to a deduction in a corresponding amount. Amounts treated as ordinary income on the exercise of an option are generally subject to self-employment tax. The sale of common stock acquired on the exercise of an option will result in long-term or short-term capital gain or loss, depending upon the holding period of the stock.

The foregoing is only a summary of the federal income tax consequences of options granted under the directors’ plan; it does not summarize the state tax or foreign tax consequences. The summary is based upon authority in effect as of the date of this proxy statement, which is subject to change, and it should not be relied upon as a comprehensive discussion of the tax consequences of the directors’ plan.

Vote Required and Recommendation

An affirmative vote by the holders of a majority of the votes cast at our annual meeting is required to approve the amendment of the 1999 Directors’ Stock Compensation Plan. If the proxy card is signed, but no instructions are given with respect to the approval of the amendment, the proxy holder will vote for the approval of the amendment.

The board of directors has unanimously approved and recommends that you vote “FOR” the amendment of the 1999 Directors’ Stock Compensation Plan.

PROPOSAL IV: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Horne CPA Group, independent certified public accountants, has served as auditor of the Company since December 31, 1998. The audit committee has appointed Horne CPA Group to serve as auditor for the fiscal year ending December 31, 2004. Although the appointment of an independent auditor does not require approval by the shareholders, the board of directors has chosen to submit its selection for ratification by the shareholders. The audit committee, however, reserves the right to change independent auditors at any time, notwithstanding shareholder approval. A representative of Horne CPA Group is expected to attend the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Fees related to services performed for the Company by Horne CPA Group in fiscal years 2003 and 2002 are as follows:

	2003	2002

Audit Fees (1)	$114,615	$73,931
Audit-Related Fees (2)	5,800	12,455
Tax Fees (3)	15,970	19,815
All Other Fees (4)	1,100	—

Total	$137,485	$106,201

(1)	Audit fees included fees and expenses associated with the audit of the Company’s annual financial statements, the reviews of the financial statements in the Company’s quarterly reports on Form 10-Q, and regulatory and statutory filings.

(2)	Audit-related fees primarily included professional services rendered for the audit of Citizens Holding Company’s employee benefit plans and technical accounting, consulting and research.

(3)	Tax fees and expenses included tax compliance services, tax advice, and tax planning assistance, all of which were pre-approved by the audit committee. All tax fees were permissible tax fees under SEC rules.

(4)	Other services consisted of assistance with data conversion for fixed assets and depreciation accounting.

In accordance with the procedures set forth in its charter, a copy of which is attached as Appendix A, the audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent auditor prior to engagement for the services, subject to the de minimus exceptions for non-audit services permitted by SEC rules and regulations. For fiscal years 2003 and 2002, none of the fees listed under Audit-Related Fees, Tax Fees or All Other Fees were covered by the de minimus exception. The chairman of the audit committee has been delegated the authority by the committee to pre-approve the engagement of the independent auditors when the entire committee is unable to do so. The chairman must report all such pre-approvals to the entire audit committee at the next committee meeting.

Vote Required and Board Recommendation

The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required for the ratification of the appointment of the independent accountants.

Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the ratification of the appointment of the independent accountants, the proxy holders will vote for ratification of the appointment of Horne CPA Group as the Company’s independent accountants for the fiscal year 2004.

The board of directors has unanimously approved the appointment of Horne CPA Group as independent accountants and recommends a vote “FOR” ratification of the appointment of

Horne CPA Group as the Company’s independent accountants for the fiscal year 2004.

Report of the Audit Committee

The following “Report of the Audit Committee” shall not be deemed to be proxy “soliciting” material or to be “filed” with the Securities and Exchange Commission or subject to its proxy regulations or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, other than provided in Item 7(d)(3)(v) of Regulation 14A-101. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements of the Company for the year ended December 31, 2003, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including, without limitation, the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU §380). In addition, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), has discussed with the independent auditors the auditors’ independence and has considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The committee held 4 meetings during 2003.

In reliance upon the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The members of the audit committee are:

Karl Brantley

Don L. Fulton

Herbert A. King

PROPOSALS BY SHAREHOLDERS FOR THE 2005 ANNUAL MEETING

At the annual meeting each year, the board of directors submits to shareholders a proposal fixing the size of the board of directors and submits its nominees for election as directors. In addition, the board of directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy materials. Shareholders intending to submit proposals for presentation at the 2005 annual meeting and inclusion in the proxy statement and form of proxy for the 2005 annual meeting should forward their proposals to Greg L. McKee, President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. Proposals must be in writing and must be received by the Company prior to November 23, 2004, for inclusion in the Company’s 2005 proxy materials. Proposals should be sent to the Company by certified mail, return receipt requested.

Under the bylaws of the Company, certain procedures are provided that a shareholder must follow to introduce any shareholder proposal at a shareholder meeting or to nominate a person for election as a director. These procedures provide that shareholders desiring to nominate a person for election as a director or to introduce a shareholder proposal before a meeting must give written notice to the Company’s President not less than 14 days or more than 50 days prior to the date of the meeting at which the proposal is to be acted upon or the election is to be held. However, if less than 21 days’ notice of the meeting is given to shareholders, such proposal or nomination must be mailed or delivered to the President no later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Proposals and nominations not made in accordance with this procedure may, in the President’s discretion, be disregarded by the chairman of the meeting, and upon the President’s instructions, the inspectors of election may disregard all votes cast for each such proposal or nominee.

SHAREHOLDER COMMUNICATIONS

The board has not adopted a formal procedure for shareholders to communicate with the board or with individual directors. The board does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communications to the board by contacting the Company’s Treasurer, Robert T. Smith, in one of the following ways:

•	In writing, to Citizens Holding Company, 521 Main Street Philadelphia, Mississippi 39350, Attention: Robert T. Smith, Treasurer;

•	By email at rsmith@netdoor.com; and

•	By phone at (601) 656-4692.

If a shareholder requests information or asks questions that can more efficiently be addressed by management, the Treasurer will respond without the board of directors. The Treasurer will forward to the audit committee any shareholder communication concerning employee fraud or accounting matters. The Treasurer will forward to the full board any communication relating to corporate governance or requiring action by the board.

OTHER MATTERS

As of the time this proxy statement was printed, management of the Company was unaware of any other matters to be brought before the annual meeting other than those set forth herein. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The annual report to shareholders containing financial statements for the Company’s 2003 fiscal year has been mailed to shareholders prior to or with this proxy statement. However, the annual report does not form any part of the material for the solicitation of proxies.

Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the Company, without charge, will provide a copy of the Company’s annual report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be mailed to Robert T. Smith, Treasurer and Chief Financial Officer, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

By Order of the Board of Directors,

/s/ Greg L. McKee

March 23, 2004	Greg L. McKee, President and Chief Executive Officer

APPENDIX A

CITIZENS HOLDING COMPANY

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors of Citizens Holding Company (the “Company”) to be known as the audit committee. The audit committee shall be composed of directors, each of whom meets the requirements of the American Stock Exchange. Each member of the audit committee shall be independent as defined in the Securities Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder and as provided in the requirements of the American Stock Exchange. The audit committee shall be comprised of at least three members, each of whom shall be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement of the Company, or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. At least one member of the audit committee shall be a financial expert as defined in the Exchange Act and the rules promulgated thereunder.

Statement of Policy

The audit committee is directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each such registered public accounting firm shall report directly to the audit committee.

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the registered public accounting firm, the internal auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee, among other things, will:

•	Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Review the independence and performance of the registered public accounting firm and annually recommend to the directors the registered public accounting firm to be selected to audit the financial statements of the Company and its divisions and subsidiaries or approve any discharge of the registered public accounting firm when circumstances warrant.

•	Meet with the registered public accounting firm and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the registered public accounting firm.

•	Approve in advance all auditing services and non-audit services, including tax services, provided to the Company by the registered public accounting firm.

•	Disclose to investors in periodic reports required by Section 13(a) of the Exchange Act the non-audit services to be performed by the registered public accounting firm approved in advance by the audit committee.

•	Review with the registered public accounting firm, the Company’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•	Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the registered public accounting firm.

•	Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

•	Review the financial statements contained in the annual report to shareholders with management and the registered public accounting firm to determine that the registered public accounting firm are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•	Provide sufficient opportunity for the internal and registered public accounting firm to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the registered public accounting firm’s evaluation of the Company’s financial, accounting and auditing personnel, and the cooperation that the registered public accounting firm received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

•	Investigate any matter brought to its attention within the scope of its duties.

Acknowledgment

The audit committee recognizes that it shall be unlawful for a registered public accounting firm that performs for the Company any audit required by the Exchange Act or the rules promulgated thereunder to provide to the Company, contemporaneously with the audit, any of the following non-audit services:

•	bookkeeping or other services related to the accounting records or financial statements of the Company and its subsidiaries;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contributions-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment advisor or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Additional Matters

The audit committee may delegate to one or more designated members of the audit committee the authority to grant pre-approvals described in Section 10A of the Exchange Act. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full audit committee at the scheduled meeting following the pre-approval of such activity.

The registered public accounting firm must timely report to the audit committee (1) all critical accounting policies/practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm; and (3) any other material written communications between the registered public accounting firm and management, including management letters or schedules of unadjusted differences.

The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the registered public accounting firm as well as any employee of the Company and its subsidiaries. The audit committee has the authority to retain, at the Company’s expense and without the approval or oversight of the board of directors of the Company, special legal, accounting or other advisors or experts it deems necessary in the performance of its duties.

APPENDIX B

CITIZENS HOLDING COMPANY

1999 DIRECTORS’ STOCK COMPENSATION PLAN

AMENDMENT NO. 2

(Replenishment of Shares)

WHEREAS, Citizens Holding Company (the “Company”) maintains the Citizens Holding Company 1999 Directors’ Stock Compensation Plan, first effective as of January 1, 1999 (the “Plan”), which provides for the grant of options to purchase $0.20 par value voting common stock issued by the Company (the “Common Stock”);

WHEREAS, at a meeting of the Board of Directors of the Company held on February 24, 2004, the Board authorized the amendment to the Plan, solely to replenish the number of shares of Common Stock available for grant or issuance thereunder;

NOW, THEREFORE, BE IT RESOLVED, that section 3.1 of the Plan shall be amended to increase the number of shares of Common Stock available for grant or issuance under the Plan by an additional 105,000 shares, resulting in an aggregate of 210,000 shares available for grant or issuance thereunder; provided, however, that the grant or issuance of such additional shares of Common Stock shall be contingent upon and delayed until the shareholders of the Company approve this Amendment No. 2 in accordance with the listing requirements of the American Stock Exchange.

THIS AMENDMENT NO. 2 was executed in multiple originals, each of which shall be deemed an original, as of the date set forth below.

CITIZENS HOLDING COMPANY

By:	/s/ Greg L. McKee

Its:	President and Chief Executive Officer
Date:	March 2, 2004

B 1

REVOCABLE PROXY

This Proxy is Solicited on Behalf of the Board of Directors of

CITIZENS HOLDING COMPANY

The undersigned does hereby nominate, constitute and appoint STEVE WEBB and GREG L. MCKEE, or either of them (each with full power to act alone and with power of substitution), as their true and lawful attorney, to vote this proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting of Shareholders to be held on April 27, 2004 or any adjournment(s) thereof, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side and subject to the rules and regulations of the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder, with full power to vote all shares of Common Stock of Citizens Holding Company held of record by the undersigned on March 15, 2004. About specific instructions from the undersigned, this proxy authorizes the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for director listed on the reverse side as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company’s Board of Directors. I acknowledge receipt of the Company’s notice and accompanying Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NOS. I, III AND IV AND “FOR” EACH OF THE NOMINEES FOR CLASS II DIRECTORS.

IMPORTANT- This proxy must be signed and dated on the reverse side.

Annual Meeting of Shareholders of

CITIZENS HOLDING COMPANY

April 27, 2004

Please date, sign and mail your proxy card

in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

PROPOSAL NO. I: To set the number of directors to serve on the Board of Directors at ten.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. II: To elect three Class II directors.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

Nominees:	Karl Brantley	☐
	David A. King	☐
	Greg L. McKee	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here. If you desire to cumulate your votes, please do so in the blanks following each name. Cumulative voting is described in the section of the proxy statement entitled “Record Date and Voting Rights.”

PROPOSAL NO. III: To approve Amendment No. 2 to the 1999 Directors’ Stock Compensation Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL NO. IV: To ratify the selection of Horne CPA Group as the Company’s independent auditors for the year 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted by the individuals designated on this proxy “FOR” the nominees for Class II directors and “FOR” Proposal Nos. I, III and IV. If you improperly cumulate your votes for the nominees for Class II directors, the individuals designated on this proxy will allocate such votes in a manner that they deem in their sole discretion most accurately reflects your intentions. Such allocations shall be final. The individuals designated on this proxy will vote in their discretion on any other matter that may properly come before the meeting, subject to the rules and regulations promulgated by the Securities and Exchange Commission governing the exercise of discretionary authority by a proxy holder.

Signature of Shareholder:

Date:                                                                     , 2004

Signature of Shareholder:

Date:                                                                     , 2004

NOTE: Please sign name exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.